Basis of Presentation	12 Months Ended
Dec. 31, 2023
Basis of Presentation [Abstract]
Basis of Presentation
2.	Basis of Presentation

The merger is accounted for as a transfer of assets under common control in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”). Under this method of accounting, LLIT did not meet the definition of a business as of the close of the transaction and was considered a group of assets. Newegg Inc. was deemed to be the receiving entity in the common control transaction, consequently, the transaction is treated similar to a recapitalization of Newegg Inc. Accordingly, the consolidated assets, liabilities and results of operations of Newegg Inc. became the historical financial statements. The assets and liabilities of LLIT were combined with Newegg Inc. using its carryover basis on the transfer date. The carrying value of the net assets received by Newegg on May 19, 2021 was approximately $8.4 million. The assets were primarily comprised of cash, cash equivalents and restricted cash of $11.4 million, marketable securities of $0.2 million, and prepaid and other assets of $0.5 million. The liabilities received were primarily comprised of warrant liabilities of $1.2 million and accrued expenses and other liabilities of $2.5 million.

The recapitalization of the number of shares of capital stock attributable to Newegg Inc. is reflected retroactively as shares reflecting the exchange ratio of 5.8417 to the earliest period presented and is utilized for calculating earnings per share in all prior periods presented along with certain other related disclosures.

On the date of the transfer, the Company subsequently disposed Lianluo Connection which had a carrying value of negative $2.0 million for $0 consideration and recognized a gain of $2.0 million, which is included in the Company’s consolidated statements of operations for the year ended December 31, 2021.